                                                                  EXHIBIT 10.29


 JOINDER TO AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

         THIS JOINDER TO AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT (this "Joinder Agreement") is made as of this 18th day of September, 2001 by and among Bentley Systems, Incorporated, a Delaware corporation (the "Company"), Gabriel Norona, Francisco Norona, Richard D. Bowman, Andrew Panayotoff, Orestes Norat and Robert Cormack (collectively, the "Purchasers"). All initially capitalized terms used but not otherwise defined in this Joinder Agreement shall have the meanings given to such terms in the Registration Rights Agreement (as such term is hereinafter defined).

                                   BACKGROUND

         1. On December 26, 2000, the Company entered into the Amended and Restated Information and Registration Rights Agreement (the "Registration Rights Agreement") with the several purchasers named in Schedule 1 attached thereto (the "Initial Purchasers"), Bachow Investment Partners III, L.P., a Delaware limited partnership ("Bachow"), PNC Bank, National Association ("PNC") and Citibank, N.A. ("Citibank") in respect of certain registration rights granted by the Company.

         2. On July 2, 2001, Argosy Investment Partners II, L.P. and Malcolm S. Walter (the "Second Round Purchasers") joined in the Registration Rights Agreement in connection with their purchase of Class C Common Stock and Common Stock Purchase Warrants to purchase shares of Class B Common Stock of the Company.

         3. On the date hereof, the Company and the Purchasers have executed a Joinder and Amendment to Securities Purchase Agreement ("Joinder and Amendment to Securities Purchase Agreement") in connection with the Purchasers' purchase of an aggregate 35,000 shares of Class C Common Stock and Common Stock Purchase Warrants to purchase an aggregate 485,333 shares of Class B Common Stock of the Company. Accordingly, the Purchasers desire to join in the Registration Rights Agreement in accordance with the terms hereof.

                  NOW THEREFORE, in consideration of the promises and the agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1.1 Joinder. In connection with the purchase by him of the securities indicated on Schedule I attached to the Joinder and Amendment to Securities Purchase Agreement, each of the Purchasers hereby acknowledges and agrees that, effective as of the date hereof, he shall be added as a party to the Registration Rights Agreement, as amended by the Amendment to Amended and Restated Information and Registration Rights Agreement dated as of July 2, 2001, and shall be bound by all provisions of the Registration Rights Agreement, as so amended, to the same extent as each of the Initial Purchasers and the Second Round Purchasers.


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                  1.2 Counterparts. This Joinder Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Joinder Agreement by signing any such counterpart.


                            [signature page follows]


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         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Joinder Agreement to be executed as of the date first above written.

                            COMPANY:

                            BENTLEY SYSTEMS, INCORPORATED


                            By:      /s/ David G. Nation
                               -----------------------------------------
                                 Name:  David G. Nation
                                 Title:  Senior Vice President


                            PURCHASERS:


                                     /s/ Gabriel Norona
                            --------------------------------------------
                            Gabriel Norona


                                     /s/ Francisco Norona
                            --------------------------------------------
                            Francisco Norona


                                     /s/ Richard D. Bowman
                            --------------------------------------------
                            Richard D. Bowman


                                     /s/ Andrew Panayotoff
                            --------------------------------------------
                            Andrew Panayotoff


                                     /s/ Orestes Norat
                            --------------------------------------------
                            Orestes Norat


                                     /s/ Robert Cormack
                            --------------------------------------------
                            Robert Cormack



            [Signature Page 1 of 1 to Joinder to Amended and Restated
                 Information and Registration Rights Agreement]


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



 JOINDER TO AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

         THIS JOINDER TO AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT (this "Joinder Agreement") is made as of this 18th day of September, 2001 by and among Bentley Systems, Incorporated, a Delaware corporation (the "Company"), Gabriel Norona and Francisco Norona (collectively, the "Purchasers"). All initially capitalized terms used but not otherwise defined in this Joinder Agreement shall have the meanings given to such terms in the Registration Rights Agreement (as such term is hereinafter defined).

                                   BACKGROUND

         1. On December 26, 2000, the Company entered into the Amended and Restated Information and Registration Rights Agreement (the "Registration Rights Agreement") with the several purchasers named in Schedule 1 attached thereto (the "Initial Purchasers"), Bachow Investment Partners III, L.P., a Delaware limited partnership ("Bachow"), PNC Bank, National Association ("PNC") and Citibank, N.A. ("Citibank") in respect of certain registration rights granted by the Company.

         2. On July 2, 2001, Argosy Investment Partners II, L.P. and Malcolm S. Walter (the "Second Round Purchasers") joined in the Registration Rights Agreement in connection with their purchase of Class C Common Stock and Common Stock Purchase Warrants to purchase shares of Class B Common Stock of the Company.

         3. On the date hereof (a) the Company is acquiring Geopak Corporation, a Florida corporation ("Geopak"), through the merger of Geopak into a wholly owned subsidiary of the Company (the "Merger"), (b) in partial consideration of the Merger, the Company is issuing an aggregate 35,000 Class C Shares to the stockholders of Geopak (the "Stockholders") including the Purchasers, and (c) the Stockholders and the Company are entering into a Joinder to Registration Rights Agreement with respect to such purchase and sale of the 35,000 Class C Shares.

         4. On the date hereof, the Company and the Purchasers are entering into a Joinder to Securities Purchase Agreement ("Joinder to Securities Purchase Agreement") in connection with the Purchasers' purchase of an additional aggregate 5,000 Class C Shares. Accordingly, the Purchasers desire to join in the Registration Rights Agreement in accordance with the terms hereof.

                  NOW THEREFORE, in consideration of the promises and the agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1.1 Joinder. In connection with the purchase by him of the securities indicated on Schedule I attached to the Joinder to Securities Purchase Agreement, each of the


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Purchasers hereby acknowledges and agrees that, effective as of the date hereof, he shall be added as a party to the Registration Rights Agreement, as amended by the Amendment to Amended and Restated Information and Registration Rights Agreement dated as of July 2, 2001, and shall be bound by all provisions of the Registration Rights Agreement, as so amended, to the same extent as each of the Initial Purchasers, the Second Round Purchasers and the Stockholders.

                  1.2 Counterparts. This Joinder Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Joinder Agreement by signing any such counterpart.



                            [signature page follows]


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         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Joinder Agreement to be executed as of the date first above written.

                                    COMPANY:

                                    BENTLEY SYSTEMS, INCORPORATED


                                    By:      /s/ David G. Nation
                                       ---------------------------------------
                                          Name:  David G. Nation
                                         Title:    Senior Vice President


                                    PURCHASERS:


                                             /s/ Gabriel Norona
                                    ------------------------------------------
                                    Gabriel Norona


                                             /s/ Francisco Norona
                                    ------------------------------------------
                                    Francisco Norona


            [Signature Page 1 of 1 to Joinder to Amended and Restated
                 Information and Registration Rights Agreement]


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